UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
June 15, 2022
Date of Report (Date of earliest event reported)

CRITEO S.A.
(Exact name of registrant as specified in its charter)

France	001-36153	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

32 Rue Blanche	Paris	France	75009
(Address of principal executive offices)			(Zip Code)
+33 17 585 0939
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value €0.025 per share	CRTO	Nasdaq Global Select Market
Ordinary Shares, nominal value €0.025 per share*		Nasdaq Global Select Market

*Not for trading, but only in connection with the registration of the American Depositary Shares.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders

On June 15, 2022, Criteo S.A. (the "Company") held its 2022 Annual Combined General Meeting of Shareholders (the "2022 Annual General Meeting"). The number of votes cast for and against and the number of abstentions with respect to each matter voted upon at the 2022 Annual General Meeting are set forth below. Because none of the matters voted upon at the 2022 Annual General Meeting were considered “routine” under relevant stock exchange rules, brokers were not permitted to exercise discretion with respect to any matter; accordingly, there were no broker non-votes with respect to any matter. Resolution 6 received the greatest number of votes among the three say-on-frequency proposals presented as Resolutions 6 through 8 and is considered the preference of the shareholders. In light of this vote, the board of directors of the Company (the "Board of Directors") has determined that the Company will hold an advisory vote to approve executive compensation on an annual basis until the next required say-on-frequency vote.

1.The resolution renewing the term of office of Ms. Megan Clarken as Director was approved, based upon the following votes:

Voted For	Voted Against	Abstained
58,690,754	946,902	133,450

2.The resolution renewing the term of office of Ms. Marie Lalleman as Director was approved, based upon the following votes:

Voted For	Voted Against	Abstained
54,927,858	4,693,389	149,859

3.The resolution renewing the term of office of Mr. Edmond Mesrobian as Director was approved, based upon the following votes:

Voted For	Voted Against	Abstained
58,251,036	1,368,538	151,532

4.The resolution renewing the term of office of Mr. James Warner as Director was approved, based upon the following votes:

Voted For	Voted Against	Abstained
54,125,956	5,497,176	147,974

5.The resolution approving, on a non-binding advisory basis, the compensation for the named executive officers of the Company, was approved, based upon the following votes:

Voted For	Voted Against	Abstained
58,371,869	1,310,661	88,576

6.The resolution approving, on a non-binding advisory basis, holding a non-binding advisory vote to approve the compensation for the named executive officers of the Company every year was approved, based upon the following votes:

Voted For	Voted Against	Abstained
59,674,576	20,689	75,841

7.The resolution approving, on a non-binding advisory basis, holding a non-binding advisory vote to approve the compensation for the named executive officers of the Company every two years was not approved, based upon the following votes:

Voted For	Voted Against	Abstained
12,641,234	47,040,276	89,596

8.The resolution approving, on a non-binding advisory basis, holding a non-binding advisory vote to approve the compensation for the named executive officers of the Company every three years was not approved, based upon the following votes:

Voted For	Voted Against	Abstained
12,641,062	47,037,676	92,368

9.The resolution approving the statutory financial statements for the fiscal year ended December 31, 2021 was approved, based upon the following votes:

Voted For	Voted Against	Abstained
59,692,936	1,897	76,273

10.The resolution approving the consolidated financial statements for the fiscal year ended December 31, 2021 was approved, based upon the following votes:

Voted For	Voted Against	Abstained
59,694,192	1,648	75,266

11.The resolution approving the allocation of profits for the fiscal year ended December 31, 2021 was approved, based upon the following votes:

Voted For	Voted Against	Abstained
59,625,587	3,775	141,744

12.The resolution delegating authority to the Board of Directors to execute a buyback of Company stock in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code was approved, based upon the following votes:

Voted For	Voted Against	Abstained
59,506,097	81,583	183,426

13.The resolution delegating authority to the Board of Directors to reduce the Company’s share capital by cancelling shares as part of the authorization to the Board of Directors allowing the Company to buy back its own shares in accordance with the provisions of Article L. 225-209-2 of the French Commercial Code was approved, based upon the following votes:

Voted For	Voted Against	Abstained
59,619,773	12,848	138,485

14.The resolution delegating authority to the Board of Directors to reduce the Company’s share capital by cancelling shares acquired by the Company in accordance with the provisions of Article L. 225-208 of the French Commercial Code was approved, based upon the following votes:

Voted For	Voted Against	Abstained
59,616,382	14,812	139,912

15.The resolution delegating authority to the Board of Directors to reduce the share capital by way of a buyback of Company stock followed by the cancellation of the repurchased stock was approved, based upon the following votes:

Voted For	Voted Against	Abstained
54,717,968	4,793,615	259,523

16.The resolution approving the maximum number of shares that may be issued or acquired pursuant to the authorizations given to the Board of Directors by the Annual General Shareholders’ Meeting dated June 25, 2020 to grant OSAs (options to subscribe for new Ordinary Shares) or OAAs (options to purchase Ordinary Shares), and to grant time-based restricted stock units (Time-Based RSUs) and performance-based restricted stock units (Performance-Based RSUs) pursuant to resolutions 16 to 18 of the Annual General Shareholders’ Meeting dated June 25, 2020 was approved, based upon the following votes:

Voted For	Voted Against	Abstained
47,064,727	12,567,729	138,650

17.The resolution delegating authority to the Board of Directors to increase the Company’s share capital by issuing Ordinary Shares, or any securities giving access to the Company’s share capital, for the benefit of a category of persons meeting predetermined criteria (underwriters), without shareholders’ preferential subscription rights was approved, based upon the following votes:

Voted For	Voted Against	Abstained
59,599,243	30,039	141,824

18.The resolution delegating authority to the Board of Directors to increase the Company’s share capital by issuing Ordinary Shares, or any securities giving access to the Company’s share capital, while preserving the shareholders’ preferential subscription rights was approved, based upon the following votes:

Voted For	Voted Against	Abstained
54,644,699	4,984,783	141,624

19.The resolution delegating authority to the Board of Directors to increase the Company’s share capital by issuing Ordinary Shares, or any securities giving access to the Company’s share capital, through a public offering, without shareholders’ preferential subscription rights was approved, based upon the following votes:

Voted For	Voted Against	Abstained
59,586,506	41,020	143,580

20.The resolution delegating authority to the Board of Directors to increase the number of securities to be issued as a result of a share capital increase without shareholders’ preferential subscription rights pursuant to items 17 to 19 above (“green shoe”) was approved, based upon the following votes:

Voted For	Voted Against	Abstained
54,810,471	4,807,354	153,281

21.The resolution delegating authority to the Board of Directors to increase the Company’s share capital by way of issuing shares and securities giving access to the Company’s share capital for the benefit of members of a Company savings plan (plan d'épargne d’entreprise) was approved, based upon the following votes:

Voted For	Voted Against	Abstained
59,404,096	230,274	136,736

22.The resolution approving the overall limits on the amount of Ordinary Shares to be issued pursuant to items 17 to 19, 21 above and 24 below was approved, based upon the following votes:

Voted For	Voted Against	Abstained
59,616,194	14,953	139,959

23.The resolution delegating authority to the Board of Directors to decide on any merger-absorption, split or partial asset contribution pursuant to the provisions of Article L. 236-9 II of the French Commercial Code was not approved, based upon the following votes:

Voted For	Voted Against	Abstained
34,488,177	24,711,897	571,032

24.The resolution delegating authority to the Board of Directors to increase the Company’s share capital by way of issuing shares or securities giving access to the Company’s share capital in the scope of a merger-absorption decided by the Board of Directors pursuant to item 23 above was not approved, based upon the following votes:

Voted For	Voted Against	Abstained
34,645,602	24,565,520	559,984

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Criteo S.A.

Date: June 16, 2022	By:	/s/ Ryan Damon
	Name:	Ryan Damon
	Title:	Chief Legal Officer